SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                            ATLANTIC BANCGROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                     [Atlantic BancGroup, Inc. Letterhead]
                                 March 26, 2002



Dear Fellow Shareholders:

         It is our pleasure to invite you to attend Atlantic BancGroup, Inc.'s 2002 Annual Meeting of Shareholders. This year's Annual Meeting will be held at the Sea Turtle Inn, One Ocean Boulevard, Atlantic Beach, Florida, on Thursday, April 25, 2002, at 2:00 p.m., Eastern Time.

         The Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting and provide material information concerning that business. Directors and officers of Atlantic BancGroup, Inc., as well as a representative of the accounting firm, Stevens, Powell & Company, P.A., will be present at the Annual Meeting to respond to your questions.

         YOUR VOTE IS IMPORTANT. Please sign and date the enclosed Proxy Card promptly and return it in the postage-paid envelope which has been provided. Should you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.

     On behalf of the Board of Directors and all the employees of Atlantic BancGroup, Inc., we look forward to seeing you at the Annual Meeting.



                                   Sincerely,




                                /s/ Barry W. Chandler
                                ----------------------
                                Barry W. Chandler
                                President and Chief Executive Officer

                            ATLANTIC BANCGROUP, INC.

                              ---------------------

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 25, 2002

                               -------------------

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of Atlantic BancGroup, Inc. ("Annual Meeting") will be held at the Sea Turtle Inn, One Ocean Boulevard, Atlantic Beach, Florida, on April 25, 2002, at 2:00 p.m., Eastern Time to consider the following Proposals:

     Proposal I     The  election  of three  Class I  members  of the Board of
                    Directors, each for a three-year term;

     Proposal II    The ratification of the appointment of Stevens,  Powell &
                    Company,  P.A.  as the  independent  auditors  for  Atlantic
                    BancGroup, Inc., and its wholly-owned subsidiary, for the fiscal year ending December 31, 2002;

     Proposal III   The  adjournment  of  the  Annual  Meeting  to  solicit
                    additional   proxies   in  the  event  that  there  are  not
                    sufficient votes to approve any of the foregoing  Proposals;
                    and,

     To transact any other business that properly comes before the Annual Meeting, or any adjournment thereof.

     The Board of Directors has fixed the close of business on February 28, 2002, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of common stock of record at that time will be entitled to vote at the Annual Meeting, or any adjournment thereof. In the event that there are insufficient votes to approve any Proposal at the Annual Meeting, the Annual Meeting may be adjourned pursuant to Proposal III, to permit further solicitation of proxies by Atlantic BancGroup, Inc.


                                           By Order of the Board of Directors,


                                           /s/ David L. Young
                                           ------------------
                                           David L. Young
                                           Corporate Secretary
Jacksonville Beach, Florida
March 26, 2002






March 26, 2002
                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                            ATLANTIC BANCGROUP, INC.


                            ------------------------

                                 PROXY STATEMENT

                            ------------------------


                               GENERAL INFORMATION
Annual Meeting

--------------------------------------------------------------------------------
          DATE:       April 25, 2002
         TIME:        2:00 p.m., Eastern Time
         LOCATION:    Sea Turtle Inn, One Ocean Boulevard,
                      Atlantic Beach, Florida.
--------------------------------------------------------------------------------

Solicitation and Voting of Proxies

     This Proxy Statement and the accompanying Proxy Card are being furnished to shareholders of record as of the close of business on February 28, 2002, in connection with the solicitation of proxies by the Board of Directors of Atlantic BancGroup, Inc. ("Atlantic BancGroup"), the parent holding company of Oceanside Bank ("Bank"). Proxies obtained by the Board of Directors will be voted at Atlantic BancGroup's 2002 Annual Meeting of Shareholders ("Annual Meeting"). Please note that Atlantic BancGroup and the Bank are collectively referred to herein as the "Company." Atlantic BancGroup's Annual Report on Form 10-KSB, including financial statements for the fiscal year ended December 31, 2001, accompanies this Proxy Statement, which is first being mailed to shareholders on or about March 26, 2002.

     Regardless of the number of shares of common stock that you own, it is important that your shares be represented by proxy or that you be present at the Annual Meeting. To vote by proxy, please indicate your vote in the spaces indicated on the enclosed Proxy Card and return it signed and dated, in the enclosed postage-paid envelope. Proxies obtained by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are given, proxies will be voted:

     o    "FOR" the election of the three Class I director nominees;

     o "FOR" the ratification of the appointment of Stevens, Powell & Company, P.A. as the independent auditors for Atlantic BancGroup, Inc., and its wholly-owned subsidiary, for the fiscal year ending December 31, 2002; and

     o "FOR" the adjournment of the Annual Meeting to solicit additional proxies if there are not sufficient votes to approve any of the Proposals.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

     It is important that your proxy be returned promptly. Therefore, whether or not you plan to be present at the Annual Meeting, please complete, sign and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope.

Revocation of Proxy

         Your presence at the Annual Meeting will not automatically revoke your proxy. However, you may revoke a proxy at any time prior to its exercise by:

     o    Delivering a written notice of revocation to Atlantic BancGroup;

     o Delivering a duly executed proxy bearing a later date to Atlantic BancGroup; or,

     o    Attending the Annual Meeting and voting in person.

Voting Procedures

     Our Articles of Incorporation do not provide for cumulative voting. Under the Florida Business Corporation Act ("Act"), directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Our Bylaws provide that a majority of shares entitled to vote and represented in person or by proxy at a shareholder meeting constitutes a quorum. Therefore, each shareholder of record on the record date has the right to vote, in person or by proxy, the number of shares owned by him or her for as many director nominees as there are directors to be elected. For example, if you own five shares, you may vote a maximum of five shares for each director to be elected.

     Other matters are approved if affirmative votes cast for a proposal exceed the votes cast against that proposal at a meeting at which a quorum is present, unless a greater number of affirmative votes or voting by classes is required by the Act or our Articles of Incorporation. Abstentions and broker non-votes have no effect under the Act.

     If your shares are held in "street name," under certain circumstances your brokerage firm may vote your shares. Brokerage firms have authority to vote their customers' shares on certain "routine" matters, including the election of directors. When a brokerage firm votes its customers' shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customer's shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather not counted at all for these matters. We, therefore, encourage you to provide instructions to your brokerage firm as to how your proxy should be voted. This ensures your shares will be voted at the Annual Meeting.

     The close of business on February 28, 2002, has been fixed by the Board of Directors as the "record date" for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournment thereof. On the record date, there were 632,500 shares of Atlantic BancGroup common stock outstanding which were held by about 663 shareholders.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

Beneficial Ownership

         The following table contains information regarding the only people known to us, other than our officers and directors listed below, to be the beneficial owners of 5% or more of the outstanding shares of Atlantic BancGroup common stock as of the record date.

Name of Beneficial Owner              Number of Shares       Percent of Class
--------------------------            ----------------       ----------------
M. Michael Witherspoon                      45,320(1)              6.92%
-----------------------
(1)      Includes 22,160 shares subject to presently exercisable warrants.

                          BENEFICIAL STOCK OWNERSHIP OF
                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table contains information regarding the current beneficial ownership of each director nominee, continuing director and non-director executive officer of Atlantic BancGroup common stock as of the record date. The percentage of shares held by each person reflects the number of shares that person currently owns, plus the number of shares that person has the right to acquire.

Name of Beneficial Owner              Number of Shares(1)    Percent of Class
--------------------------            ----------------       ----------------
Frank J. Cervone                            24,400
         121 Burning Pine Court                                    3.78%
         Ponte Vedra Beach, FL
Barry W. Chandler                           25,000
         1022 Seawood Drive                                        3.88
         Neptune Beach, FL
Jimmy D. Dubberly                           12,400
         111 Oakridge Drive                                        1.94
         Glennville, GA
Donald F. Glisson, Jr.                      25,900
         4451 Catheys Club Lane                                    4.01
         Jacksonville, FL
Robin H. Scheiderman                        41,000
         3419 Lands End Drive                                      6.28
         St. Augustine, FL

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

Name of Beneficial Owner              Number of Shares(1)    Percent of Class
--------------------------            ----------------       ----------------
Gordon K. Watson                            64,300                10.17%
         1262 Fish Hook Way
         Ponte Vedra Beach, FL
Conrad L. Williams                          10,000                 1.57
         314 12th Street
         Atlantic Beach, FL
Dennis M. Wolfson                           12,500                 1.96
         9548 Waterford Road
         Jacksonville, FL
David L. Young                               6,000                 0.94
         1365 Pinewood Road
         Jacksonville Beach, FL
All Directors and Executive                221,500                31.15%
Officers as a  Group (Nine
Persons)

-----------------------

(1) Includes an equal number of common shares and warrants for all listed directors and officers, except for Mr. Watson, who has no warrants.

                               MARKET INFORMATION

Our common stock is quoted on the Over-the-Counter Bulletin Board under the symbol "ATBC". Our primary market maker in the stock is E.E. Powell and Company, Inc. The market price for our stock is included in our Annual Report on Form 10-KSB under the heading "Market Price For Registrants' Common Equity And Related Stockholder Matters."

                           BOARD OF DIRECTORS MEETINGS

         During the year ended December 31, 2001, Atlantic BancGroup's Board of Directors held twelve meetings. All directors attended at least 75% of the total meetings of the Board of Directors and those Atlantic committees on which that director served, except Mr. Glisson, who attended 71%, Ms. Scheiderman, who attended 57%, and Mr. Wolfson, who attended 71%. Atlantic BancGroup currently does not pay fees to its directors. The Bank, however, pays directors $500 per month for attending Board meetings. Directors who serve on the Loan Committee receive an additional $100 per meeting. Effective January 2002, the Directors of the Bank receive $750 for each Board meeting and $250 per month for serving on the Loan Committee.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                      COMMITTEES OF THE BOARD OF DIRECTORS

General

     In 2001, Atlantic BancGroup had only one standing committee, the Audit Committee, which was comprised of the same members that serve on the Bank's Audit Committee. Atlantic BancGroup's Audit Committee met four times during the year. The standing committees of the Bank are the: Audit Committee, Loan Committee and Asset-Liability/Investment Committee.

Audit Committee

     The Audit Committee reviews the Company's auditing, accounting, financial reporting and internal control functions pursuant to a Charter adopted by the Board of Directors on July 20, 2000. The Audit Committee recommends to the Board the Company's independent auditor and reviews its services. The Audit Committee is comprised of Jimmy D. Dubberly, Robin H. Scheiderman and Conrad L. Williams, all nonemployee directors. As part of its duties, the Audit Committee reviewed and discussed with both Atlantic BancGroup's management and independent auditors:

     o The Company's audited financial statements for the fiscal year ended December 31, 2001;

     o Those matters required to be discussed by Statement on Auditing Standards 61; and,

     o The written disclosures and letter from the independent auditor regarding its independence as required by Independence Standards Board Standard No. 1.

     Based upon these reviews and discussions, the Audit Committee recommended that the Company's audited financial statements be included in Atlantic BancGroup's Form 10-KSB for the fiscal year ended December 31, 2001.

Asset-Liability/Investment Committee

     The Asset-Liability/Investment Committee at the Bank establishes the asset and liability management policies of the Bank, monitors and sets limitations for interest-rate risk and formulates loan pricing. The Committee members are Frank
J. Cervone, Barry W. Chandler, Donald F. Glisson, Jr., Robin H. Scheiderman and David L. Young.

Loan Committee

     The Loan Committee at the Bank meets as required to act upon significant loan requests made to the Bank. The members of the Loan Committee are Barry W. Chandler, Donald F. Glisson, Jr., Gordon K. Watson, Conrad L. Williams and Dennis M. Wolfson.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                       PROPOSAL I -- ELECTION OF DIRECTORS

     The Board of Directors is presently comprised of eight members. Atlantic BancGroup's Articles of Incorporation provide that directors shall be divided into three classes, which each serve for staggered three-year terms. This year, Class I directors are to be elected. To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person.

     The three nominees named herein have indicated that they are willing to stand for election and to serve as directors if elected. Should a director nominee become unable or unwilling to serve, proxies will be voted for the election of such other person as the Board of Directors may choose to nominate.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect a director. Abstentions and withheld votes will have the same effect as votes against a director nominee.

     Information  relating  to the  business  experience  and  age  of  Atlantic
BancGroup's capital stock of each director nominee, continuing director and non-director officer is set forth below.

                                DIRECTOR NOMINEES
                                CLASS I DIRECTORS
                             TERMS EXPIRING IN 2002

Frank J. Cervone, age 50, has been a director of Atlantic BancGroup since December 1998. He is also a director of the Bank and has held that position since 1996. Dr. Cervone is an endodontist, who has practiced in Jacksonville Beach since 1990. He is a graduate of the University of Pittsburgh.

Barry W. Chandler, age 51, is a director of Atlantic BancGroup since and Chairman of the Board of the Bank. Mr. Chandler has served as: President and Chief Executive Officer of Atlantic BancGroup since April 2000, director of Atlantic BancGroup since December 1998, President of the Bank since 1996, and Chief Executive Officer of the Bank since December 1999. Prior to joining the Company, Mr. Chandler was with Ponte Vedra National Bank from 1990 to 1996. He is a graduate of the Graduate School of Retail Banking Management of the University of Virginia.

Jimmy D. Dubberly, age 60, is a director of Atlantic BancGroup and the Bank. He has been a director with Atlantic BancGroup since December 1998 and a director of the Bank since 1996. Mr. Dubberly is the President of South Georgia Bank, Glenville, Georgia, a position he has held since 1986. Mr. Dubberly attended Armstrong State College, the University of Georgia and Louisiana State University.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                              CONTINUING DIRECTORS
                               CLASS III DIRECTORS
                             TERMS EXPIRING IN 2003

Conrad L. Williams, age 72, has been a director of Atlantic BancGroup since December 1998, and a director of the Bank since December 1996. Mr. Williams is a retired veterinarian. He resides in Atlantic Beach and is a graduate of the University of Georgia, College of Veterinary Medicine.

Dennis M. Wolfson, age 60, is a director of Atlantic BancGroup and the Bank. He has been a director of Atlantic BancGroup since December 1998. He has been a director of the Bank since 1996. Mr. Wolfson is a self-employed real estate developer and investor. Mr. Wolfson is a trustee and executive committee member of Wolfson Children's Hospital in Jacksonville. He is a graduate of the University of Georgia and resides in Jacksonville.


                               CLASS II DIRECTORS
                             TERMS EXPIRING IN 2004

Donald F. Glisson, Jr., age 42, is Chairman of the Board of Atlantic BancGroup and a director of the Bank. He has served in those positions since December 1998 and 1996 respectively. Since 1982, Mr. Glisson has served as President of Triad Financial Services, Inc. in Jacksonville. He is a graduate of Florida State University.

Robin H. Scheiderman, age 45, is a director of Atlantic BancGroup and the Bank. She has served in those positions since December 1998 and 1996 respectively. Since 1992, Ms. Scheiderman has been self-employed as a certified public accountant. She earned a Bachelors degree and a Masters degree from the University of North Florida and resides in St. Augustine.

Gordon K. Watson, age 52, is a director of Atlantic BancGroup and has served in that capacity since December 1998. He is also a director of the Bank. Mr. Watson has been an attorney with the law firm of Watson & Osborne, P.A. in Jacksonville since 1974. He resides in Ponte Vedra Beach and is a graduate of the University of Florida.


                              NON-DIRECTOR OFFICER

David L. Young, age 56, is Executive Vice President and Chief Financial Officer of Atlantic BancGroup and Executive Vice President and Chief Financial Officer of the Bank. Mr. Young joined the Company in May 1997. Prior to joining the Company, Mr. Young was the Finance Manager for the Loan and Investment Operation Division of Barnett Bank in Jacksonville from 1995 to 1997. He is a graduate of Jacksonville University and the Graduate School of Retail Banking Management at the University of Virginia.





                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

--------------------------------------------------------------------------------
             The Board of Directors Recommends that the Shareholders
        Vote "For" the Election of the Three Class I Director Nominees.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following Summary Compensation Table shows compensation information regarding Barry W. Chandler, President and Chief Executive Officer of Atlantic BancGroup and President, Chief Executive Officer and Chairman of the Board of the Bank. No other executive officer received compensation at a level required to be reported herein by Securities and Exchange Commission regulations.


                                  Annual Compensation
        Name and                                                          Other
   Principal Position         Year       Salary         Bonus      Annual Compensation*
   ------------------         ----       ------         -----      --------------------
                              2001      $116,800      $  23,000           $4,778
Barry W. Chandler             2000      $111,300      $   4,000           $7,568
President/CEO                 1999      $ 95,598      $     500           $2,200

------------------
* Director's fees


Benefits

     Officers  of  the  Bank,  but  not  of  Atlantic  BancGroup,  are  provided hospitalization, major medical, short- and long-term disability, dental insurance and term life insurance under group plans on generally the same terms as are offered to all full-time employees.

Employment Contracts

     Atlantic BancGroup does not have employment agreements with any of its employees.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain directors, executive officers and principal shareholders (defined as individuals owning 5% or more of Atlantic BancGroup common stock) of Atlantic BancGroup and its subsidiaries are customers of, and have banking relations with, the Bank. Loans made to these individuals are governed under the provisions of Section 22(h) of the Federal Reserve Act. Section 22(h) requires that any loans made by the Bank to such individuals, or to any related interest of such individuals, must: (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated parties and; (ii) not involve more than the normal risk of repayment or present other unfavorable features. These restrictions do not affect preferential loans to full-time employees who are not directors or executive officers of the Company.

     The following table sets forth information as to all directors and executive officers of the Company, including members of their immediate families and affiliated entities, who had loans in the aggregate of $60,000 or more during the year ended December 31, 2001.

(Table on following page)








                     [Remainder of page intentionally blank]


                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                                                                      Highest      Principal
                                          Date       Maturity         Balance       Balance        Interest          Type
                                           of        Date of           During          at          Rate as of         of
        Name or Related Entity            Loan         Loan             2001        12/31/01        12/31/01         Loan
        ----------------------            ----          ----            ----        --------        --------         ----

Frank J. Cervone                          5/22/98     04/22/08      $  172,799      $ 154,634          7.00%          CM
                                          5/12/99     05/15/04      $   21,986      $  16,139          7.75%          IL
Barry W. Chandler                        11/19/98     02/15/08      $   49,349      $  49,348          Prime          LOC
                                         07/14/98     08/14/03      $    7,607      $  3,114         Prime + 2%       LOC
                                         02/25/00     04/20/05      $   17,866      $  14,777          8.25%          IL


Donald F. Glisson, Jr. &                 01/18/98     01/15/03      $        0      $       0        Prime + 2%       LOC
Carolyn  Glisson.
  Triad Financial Services, Inc.         03/13/01     03/13/02      $  105,925      $  14,112       Prime - .25%      LOC
  Triad Financial Services, Inc.         01/05/01     07/10/04      $   30,105      $  23,019          8.25%          IL
  Triad Financial Services, Inc.         11/06/00     05/06/04      $   37,328      $  27,464          8.25%          IL
  Triad Financial Services, Inc.         04/15/99     04/15/02      $    7,168      $   1,853          7.75%          IL
  Triad Financial Services, Inc.         11/24/98     11/24/02      $  250,000      $ 250,000       Prime - .25%      CL


Robin H. Scheiderman                     10/14/97     10/15/07      $   81,033      $  78,544        Prime           LOC

Gordon K. Watson                         11/01/97     11/16/02      $   21,135      $       0          9.00%          IL
Watson & Osborne, P.A.                   02/11/98     02/11/03      $   95,400      $       0       Prime - .25%      LOC


Dennis M. Wolfson                        10/22/97     10/15/02      $    9,105      $   7,100       Prime + 2%        LOC
                                         10/11/01     10/11/21      $  807,500      $ 804,053       Prime +.50%       CM
                                         02/11/00     12/01/05      $   22,055      $  17,437          8.00%          IL
                                         06/06/00     06/06/02      $   35,000      $  10,000       Prime + 1%        LOC



------------------------

Note: "CM" means commercial mortgage loan; "IL" means installment fixed rate consumer loan; "LOC" means line of credit.




                     [Remainder of page intentionally blank]


                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

              PROPOSAL II --RATIFICATION OF THE APPOINTMENT OF THE
                 INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING
                                DECEMBER 31, 2002

     Following consultation with the Audit Committee, the Board of Directors intends to retain the accounting firm of Stevens, Powell & Company, P.A. as the independent auditor for Atlantic BancGroup and its wholly-owned subsidiary for the fiscal year ending December 31, 2002. A representative from the firm is expected to be present at the Annual Meeting to make a statement and respond to shareholder questions.

     Audit Fees: The aggregate fees billed for professional services by Stevens, Powell & Company, P.A., in connection with the audit of the annual financial statements for the fiscal year ended December 31, 2001, and the reviews of the financial statements included in Atlantic BancGroup's quarterly filings with the Securities and Exchange Commission were $57,800.

     All Other Fees: In addition to fees billed for audit services and interim reviews of financial statements for 2001, Stevens, Powell & Company, P.A., billed the Company $10,700, which was substantially for tax-related services and accounting consultation.

--------------------------------------------------------------------------------

         The Board of Directors Recommends that Shareholders Vote "For"
            the Appointment of Stevens, Powell & Company, P.A. as the
        Independent Auditor for the Fiscal Year Ending December 31, 2002.

--------------------------------------------------------------------------------

                  PROPOSAL III - ADJOURNMENT OF ANNUAL MEETING

     The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes to approve Proposals I or II at the Annual Meeting. In order to permit proxies that have been timely received by Atlantic BancGroup to be voted for an adjournment, we are submitting this Proposal as a separate matter for consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened Annual Meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "For"
                     the Adjournment of the Annual Meeting.

--------------------------------------------------------------------------------

                      SECTION 16(a) REPORTING REQUIREMENTS

     To the best of Atlantic BancGroup's knowledge, during 2001, each of its directors and officers timely filed all reports required by Section 16(a) of the Securities Exchange Act of 1934. Atlantic BancGroup has no record of any person having beneficial ownership of 10% or more of its common stock other than Mr. Watson listed above.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                              SHAREHOLDER PROPOSALS

     In order to be eligible for inclusion in Atlantic BancGroup's proxy materials for the 2003 Annual Meeting, any shareholder's proposal to take action at that Meeting must be received at our corporate office at 1315 South Third Street, Jacksonville Beach, Florida 32250, no later than November 26, 2002. Any such proposals shall be subject to the requirements of the proxy rules (Regulation 14A) adopted under the Securities Exchange Act of 1934, as amended.

                    NOTICE OF BUSINESS TO BE CONDUCTED AT AN
                   ANNUAL MEETING AND SHAREHOLDER NOMINATIONS

     Our Bylaws provide an advance notice procedure for bringing certain business, including nominations for directors, before an Annual Meeting. For a shareholder to properly bring business before an Annual Meeting, the shareholder must give written notice to Atlantic BancGroup's Corporate Secretary not less than ten days before the time originally fixed for such meeting.

                                  SOLICITATION

     The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by Atlantic BancGroup. Proxies may be solicited by directors, officers or our regular employees, in person or by telephone, e-mail or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses.

                  OTHER MATTERS WHICH MAY PROPERLY COME BEFORE
                               THE ANNUAL MEETING

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting, other than those matters described in this Proxy Statement. If any other matter should properly come before the Annual Meeting, however, it is intended that the proxies solicited hereby will be voted in accordance with the judgment of the person or persons voting the proxies. If you do not wish to extend such authority, you may limit your proxy by marking the appropriate box on the Proxy Card.

                     AVAILABILITY OF ADDITIONAL INFORMATION

     Accompanying this Proxy Statement is Atlantic BancGroup's 2001 Form 10-KSB, which includes the Company's audited financial statements. Form 10-KSB also serves as the Annual Report to Shareholders and Annual Disclosure Statement.
Additional copies of Atlantic BancGroup's Annual Report on Form 10-KSB are available to shareholders at no charge. Any shareholder who would like an additional copy may contact David L. Young, Corporate Secretary, Atlantic BancGroup, Inc., 1315 South Third Street, Jacksonville Beach, Florida 32250, telephone number (904) 247-9494.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

     Atlantic BancGroup currently files periodic reports (including Form 10-KSBs, Form 10-QSBs, Proxy Statements, etc.) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR by Atlantic BancGroup and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549. The Securities and Exchange Commission maintains a website that contains registration statements, reports, proxy and information statements and other information regarding registrants that file electronically with the Securities and Exchange Commission. Information filed by Atlantic BancGroup is available for review on this website. The address of the website is www.sec.gov.






Atlantic BancGroup, Inc.
Dated March 26, 2002

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

--------------------------------------------------------------------------------

                            ATLANTIC BANCGROUP, INC.

                                 REVOCABLE PROXY
                       2002 ANNUAL MEETING OF SHAREHOLDERS


This Proxy is solicited on behalf of the Board of Directors of Atlantic BancGroup, Inc. who will serve as the Proxy Committee for the 2002 Annual Meeting of Shareholders ("Annual Meeting").

The undersigned shareholder hereby appoints the Proxy Committee with the full power of substitution to represent and to vote, as designated below, all the shares of Atlantic BancGroup, Inc. held of record by the undersigned on February 28, 2002, at the Annual Meeting to be held at Sea Turtle Inn, One Ocean Boulevard, Atlantic Beach, Florida at 2:00 P.M., Eastern Time, on April 25, 2002, or at any adjournment thereof.

The undersigned shareholder understands that he or she may revoke this Proxy at any time before it is voted by either filing with the Corporate Secretary, a written notice of revocation, delivering to Atlantic BancGroup, Inc. a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.


                  THE FOLLOWING PROPOSALS ARE BEING ACTED UPON:



PROPOSAL I: The election of three Class I members of Board of Directors to serve three-year terms expiring in 2004.

                                  WITHHOLD
              FOR                 AUTHORITY
             [   ]                  [   ]


INSTRUCTION. To withhold your vote for any individual nominee, strike a line through the nominee's name listed below.

--------------------------------------------------------------------------------

   Dr. Frank J. Cervone          Barry W. Chandler           Jimmy D. Dubberly

--------------------------------------------------------------------------------

PROPOSAL II: The ratification of the appointment of Stevens, Powell & Company, P..A., as the independent auditors for Atlantic BancGroup, Inc. for the fiscal year ending December 31, 2002.

                FOR               AGAINST               ABSTAIN
                ---              --------               -------
               [   ]               [   ]                 [   ]


PROPOSAL III: The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve Proposals I, or II.

                FOR               AGAINST               ABSTAIN
                ---              --------               -------
               [   ]               [   ]                 [   ]


IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before the Annual Meeting, or at any adjournment thereof, unless indicated otherwise by marking this box o.

NOTE: When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. The undersigned acknowledges receipt from Atlantic BancGroup, Inc., prior to the execution of the Proxy, a Notice of the Annual Meeting and a Proxy Statement dated March 26, 2002 and the 2001 Annual Report.


----------------------     Signature: _______________________________________


       STICKER             Signature if held
                           jointly:__________________________________________

----------------------     Date: ____________________________________________



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   Please mark, sign, date and return this Proxy Card promptly, using the enclosed envelope. If you receive more than one Proxy Card, please sign and return all Proxy Cards.
  ----------------------------------------------------------------------------